Pension and Postretirement Benefits - Schedule of Amounts in Accumulated Other Comprehensive Income Expected to be Recognized as Components of Net Periodic Benefit Cost (Detail) (Pension Plans [Member], Scenario, Forecast [Member], USD $)
In Thousands, unless otherwise specified
12 Months Ended
Dec. 31, 2015
Pension Plans [Member] | Scenario, Forecast [Member]
Defined Benefit Plan Disclosure [Line Items]
Transition obligation (asset)	$ 0
Net gain	(3,692)
Prior service cost	914
Total amounts expected to be recognized during 2015	$ (2,778)